Fees Summary	Dec. 03, 2025 USD ($) shares
Fees Summary [Line Items]
Previously Paid Amount	$ 2,931.23
Total Fee Amount	2,862.27
Interest Amount	(0)
Net Fee	$ (0)
Total Fee and Interest Amount | shares	2,862.27